Short-term Investments	12 Months Ended
Dec. 31, 2015
Short-term Investments [Abstract]
Short-term Investments

4. Short-term Investments

Nucor held $100.0 million of short-term investments, which consisted of fixed term deposits and certificates of deposit (CDs), as of December 31, 2015, and December 31, 2014. These investments are classified as available-for-sale. The interest rates on the fixed term deposits and CDs are fixed at inception and interest income is recorded as earned.

No realized or unrealized gains or losses were incurred in 2015, 2014 or 2013.

The contractual maturities of all of the fixed term deposits and CDs outstanding at December 31, 2015 are before December 31, 2016.